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                                                                    EXHIBIT 10.5


                               US DATAWORKS, INC.
                              AMENDED AND RESTATED
                             2000 STOCK OPTION PLAN


         1. ESTABLISHMENT AND PURPOSES OF THE PLAN. The Plan was adopted by the Board effective August 25, 2000, amended and restated on July 25, 2002 and May 21, 2003, and most recently amended and restated on July 16, 2003. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options or Restricted Shares, as determined by the Administrator at the time of grant.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

                  (b) "Applicable Laws" means the requirements relating to the administration of stock plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other Country or Jurisdiction where Awards are granted under the Plan.

                  (c) "Award" means any Option granted, or any award or sale of Shares, under the Plan.

                  (d) "Board" means the Board of Directors of the Company, as constituted form time to time.

                  (e) "Change in Control" means mean the occurrence of any of the following events:

                           (i) A change in the composition of the Board of
Directors occurs, as a result of which fewer than two-thirds of the incumbent directors are directors who either:

                                (A) Had been directors of the Company on the
"look-back date" (as defined below) (the "original directors"); or

                                (B) Were elected, or nominated for election, to
the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the "continuing directors");

                           (ii) Any "person" (as defined below) who by the
acquisition or aggregation of securities, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more

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of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company;

                           (iii) The consummation of a merger or consolidation
of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

                           (iv) The sale, transfer or other disposition of all
or substantially all of the Company's assets.

         For purposes of subsection (e)(i) above, the term "look-back" date shall mean the later of (1) July 25, 2002 or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

         For purposes of subsections (e)(ii) above, the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and
(2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock.

         Any other provision of this Section 2(e) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

                  (f) "Class" means the three classes into which the member of the board are divided, Class I, Class II and Class III.

                  (g) "Code" means the Internal Revenue Code of 1986, as amended.

                  (h) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

                  (i) "Common Stock" means the Common Stock of the Company.

                  (j) "Company" means US Dataworks, Inc., a Nevada corporation.

                  (k) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

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                  (l) "Director" means a member of the Board of Directors of the
Company.

                  (m) "Disability" means total and permanent disability as defined in Section 22(e) (3) of the Code.

                  (n) "Employee" means any persons, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider (defined below) shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For Purposes of Incentive Stock Options, no such leave may exceed three months, unless reemployment upon expiration of such a leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date on which the Award is granted, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the date on which the Award is granted; or

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (q) "Grantee" means the Employee, Consultant or Outside Director who receives an Award granted pursuant to the Plan, including but not limited to Optionees.

                  (r) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (s) "Nonstatutory Stock Option" means an Option not intended to quality as an Incentive Stock Option.

                  (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (u) "Option" means a stock option granted pursuant to the Plan.

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                  (v) "Option Grant" means a written agreement between the
Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Grant is subject to the terms and conditions of the Plan.

                  (w) "Optioned Stock" means the Common Stock subject to an Option.

                  (x) "Optionee" means the holder of an outstanding Option granted under the Plan.

                  (y) "Outside Director" means a member of the Board of Directors of the Company who is not a common-law employee of the Company, a Parent or a Subsidiary.

                  (z) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (aa) "Plan" means this 2000 Stock Option Plan of US Dataworks, Inc., as amended from time to time.

                  (bb) "Restricted Share" means a Share awarded under the Plan.

                  (cc) "Restricted Share Agreement" means the agreement between the Company and a Grantee who acquires Shares under the Plan (other than upon exercise of an Option) that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

                  (dd) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

                  (ee) "Service" means service as an Employee, Director or Consultant.

                  (ff) "Service Provider" means an Employee, Director or Consultant.

                  (gg) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

                  (hh) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. STOCK SUBJECT TO THE PLAN.

                  (a) Basic Limitations. Subject to Section 12, the maximum aggregate number of Shares which may be subject to Awards granted under the Plan is fifteen million (15,000,000) Shares, plus the additional Shares described in
Section 3(b). The Shares may be authorized but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

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                  (b) Annual Increase in Shares. As of April 1 of each year, commencing with the year 2003, the aggregate number of Shares that may be issued with respect to Awards granted under the Plan shall automatically increase by a number equal to the lesser of (i) 500,000 Shares, (ii) 5% of the fully diluted outstanding shares of Common Stock of the Company on such date or (iii) a lesser amount determined by the Board. The aggregate number of Shares that may be issued under the Plan shall at all times be subject to adjustment pursuant to
Section 12. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         4. ADMINISTRATION OF THE PLAN.

                  (a) Administrator. The Plan shall be administered by the Board or Committee appointed by the Board, which Committee shall consist of two or more directors of the Company. In addition, the composition of the Committee shall satisfy

                           (i) such requirements as the Securities and Exchange
Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

                           (ii) such requirements as the Internal Revenue
Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

                  (b) Administrator for Non-Officer Grants. The Board may also appoint one or more separate Committees of the Board, each composed of one or more Directors who need not satisfy the requirements of Section 4(a), who may administer the Plan with respect to Employees who are not considered Officers or Directors under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such Awards. Within the limitations of the preceding sentence, any reference in the Plan to the Administrator shall include such Committee or Committees appointed pursuant to the preceding sentence.

                  (c) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

                           (i) to determine the Fair Market Value;

                           (ii) to select the Service Providers to whom Awards
may from time to time be granted hereunder;

                           (iii) to determine the number of Shares to be covered
by each such Award granted hereunder;

                           (iv) to approve forms of Option Grants and Restricted
Share Agreements for use under the Plan;

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                           (v) to determine the terms and conditions of any
Award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise or purchase price, the time or times when Options may be exercised or Shares may become vested (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vi) to amend or modify the terms of any outstanding
Option Grant or Restricted Share Agreement, subject to applicable legal restrictions and to the consent of the Optionee or Grantee, as the case may be, who entered into such agreement.

                           (vii) to determine whether and under what
circumstances an Award may be settled in cash under Section 9(e) instead of Common Stock;

                           (viii) to prescribe, amend and rescind rules and
regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                           (ix) to allow Optionees to satisfy withholding tax
obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and (x) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan.

                  (d) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all persons.

         5. ELIGIBILITY.

                  (a) General. Nonstatutory Stock Options and Awards of Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. A Service Provider who has been granted an Award may, if otherwise eligible, be granted additional Awards.

                  (b) Outside Directors. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

                           (i) Outside Directors shall only be eligible for the
grant of Nonstatutory Stock Options.

                           (ii) Outside Directors elected or appointed to the
Board on or after July 16, 2003 shall receive an Option to purchase 100,000 Shares on the first business day following

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such outside Director's initial election or appointment to the Board. Outside
Directors serving on the Board on July 16, 2003 shall receive an Option to purchase 100,000 Shares on the first business day following the annual meeting occurring after July 16, 2003.

                           (iii) On the first business day following the
conclusion of each regular annual meeting of the Company's stockholders, commencing with the annual meeting occurring after July 25, 2002, each Outside Director who is elected to serve as a member of the Board thereafter shall receive an Option to purchase 180,000 Shares or a pro rata portion of 180,000 Shares if elected to serve for a term of less than three years, subject to adjustment under Section 12. Each Outside Director who is not elected at a regular annual meeting of the Company's stockholders shall receive an Option to purchase a pro rata portion of 180,000 Shares within ten business days of his or her election or appointment based on the number of full months remaining from the date of election or appointment until the end of the Outside Director's term divided by 36, 24 or 12, depending on the term of the class to which the Outside Director was elected or appointed. Any fractional share resulting from such calculation shall be rounded up to the nearest whole number.

                           (iv) On the first business day following the
conclusion of each regular annual meeting of the Company's stockholders, commencing with the annual meeting occurring after July 16, 2003, each Outside Director who will serve as Lead Director or Chairperson of a committee of the Board shall receive an Option to purchase 30,000 Shares subject to adjustment under Section 12, and each Outside Director who will serve on a committee of the Board in a capacity other than Chairperson shall receive an Option to purchase 10,000 Shares, subject to adjustment under Section 12. Each Outside Director who is not appointed immediately following a regular annual meeting of the Company's stockholders shall receive an Option to purchase a pro rata portion of 30,000 Shares or 10,000 Shares, as the case may be, within ten business days of his or her appointment based on the number of full months remaining from the date of appointment until the next annual meeting. Any fractional share resulting from such calculation shall be rounded up to the nearest whole number.

                           (v) The exercise price of all Nonstatutory Stock
Options granted to an Outside Director under this Section 5(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 9(a).

                           (vi) Each Option granted under Section 5(b)(ii) above
shall be fully exercisable on the date of grant. Except as set forth in the next succeeding sentence, each Option granted under Section 5(b)(iii) above shall become exercisable in three equal annual installments. Each Option granted under
Section 5(b)(iii) to Outside Directors who were not initially elected at a regular annual meeting of the Company's stockholders shall become exercisable in equal annual installments such that each Option is exercisable in full at the next regular annual meeting of the Company's stockholders at which the Outside Director's Class is to be elected. Except as set forth in the next succeeding sentence, each Option granted under Section 5(b)(iv) above shall become exercisable on the first anniversary of the date of grant. Each Option granted under Section 5(b)(iv) to Outside Directors who are not appointed immediately following a regular annual meeting of the Company's stockholders shall become exercisable in full at the next regular annual meeting of the Company's stockholders. Notwithstanding the foregoing, each Option that has been outstanding for not less than six


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months shall become exercisable in full in the event that a Change in Control occurs with respect to the Company.

                           (vii) Subject to Sections 9(b), 9(c) and 9(d), all
Nonstatutory Stock Options granted to an Outside Director under this Section 5(b) shall terminate on the tenth anniversary of the date of grant of such Options.

                           (viii) Except as otherwise provided by the
Administrator, no Option shall be transferable by the Optionee other than by will, by written beneficiary designation or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

                  (c) Each Option shall be designated in the Option Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Administrator shall have the discretion to grant Options that are exercisable for unvested shares of Common Stock. Should the Optionee cease to be employed with or perform services for the Company while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right.

                  (e) Neither the Plan nor any Award shall confer upon any Grantee any right with respect to continuing the Grantee's relationship, as the case may be, as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

                  (f) Subject to adjustment in accordance with the provisions of
Section 12 of the Plan, the maximum number of shares subject to Options granted to any one Employee under the Plan during the term of the Plan shall be eight million (8,000,000).

         6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect until July 16, 2013, unless sooner terminated under Section 14 of the Plan.

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         7. TERM OF OPTION. The term of each Option shall be stated in the
Option Grant; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Grant.

         8. OPTION EXERCISE PRICE AND CONSIDERATION.

                  (a) The per Share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                           (i) In the case of an Incentive Stock Option

                                (A) granted to an Employee who, at the time of
grant or such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                (B) granted to any other Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) in the case of a Nonstatutory Stock Option, the
par value, if any, per Share.

                           (iii) Notwithstanding the foregoing, Options may be
granted with a per Share exercise price other than as required above pursuant to a merger or other Corporate transaction.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) other Shares which (x) in the case of Shares Acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (4) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (5) in such other consideration as the Administrator deems appropriate, or by a combination of the above. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Administrator in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid, and/or the Optionee's tax withholding obligation is satisfied,


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in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Administrator in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, cause the Company to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Administrator in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for those Shares are issued to that person(s) under the terms of this Plan.

         9. EXERCISE OF OPTION.

                  (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Grant. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a share.

                  An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Grant) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) arrangements that are satisfactory to the Administrator in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company employing the Optionee to withhold in accordance with applicable federal or state tax withholding requirements. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Grant and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Grant to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the


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Option Grant). In the absence of a specified time in the Option Grant, the
Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Grant to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Grant to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Grant) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Grant, the option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and such conditions as the Administrator shall establish and communicate to the Optionee at the tune that such offer is made.

                  (f) Change in Control. The Administrator may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company; provided, however, in the case of an Incentive Stock Option, the acceleration of exercisability shall not occur without the Optionee's written consent.

         10. NON-TRANSFERABILITY OF OPTIONS.

                  (a) No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act no Nonstatutory Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any


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

attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Nonstatutory Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

                  (b) No Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act.

         11. RESTRICTED SHARES.

                  (a) Restricted Share Agreement. Each Award of Restricted Shares under the Plan shall be evidenced by a Restricted Share Agreement between the Grantee and the Company. Such Award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions imposed by the Administrator, as set forth in the Restricted Share Agreement, that are not inconsistent with the Plan. The provisions of the various Restricted Share Agreements entered into under the Plan need not be identical.

                  (b) Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Grantee shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Administrator may determine.

                  (c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Agreement. A Restricted Share Agreement may provide for accelerated vesting in the event of the Grantee's death, disability or retirement or other events. The Administrator may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

                  (d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Share Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

                  (e) Duration of Offers and Nontransferability of Purchase Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Grantee within thirty (30) days after the Company communicates the grant of such right to the Grantee. Such right shall be nontransferable and shall be exercisable only by the Grantee to whom the right was granted.

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

                  (f) Repurchase Rights and Transfer Restrictions. Each Award of Shares shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Restricted Share Agreement and shall apply in addition to any restrictions otherwise applicable to holders of Shares generally.

         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the number of shares subject to Awards grants under Section 5(b) and the maximum number of Shares that may be granted to any one Grantee under the Plan, as well as the price per Share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock affected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Grantee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until such time as shall be determined by the Administrator prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Award of Restricted Shares, or any Shares purchased upon exercise of an Option, shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. To the extent not previously exercised, each Option shall terminate immediately in the event of any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right. The Administrator shall give written notice of any proposed transaction referred to in this Section 12(c) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of


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

such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 12(c). For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority or the outstanding Shares), provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

         13. TIME OF GRANTING AWARDS. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Grantee to whom an Award is so granted within a reasonable time after the date of such grant.

         14. AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan.

                  (b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

         15. CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or an Award of Shares unless the grant of such Award, the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the


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

time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. STOCKHOLDER APPROVAL. The Plan, as amended and restated effective as of July 16, 2003, shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan, as so amended and restated, is adopted by the Board. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

         19. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of any Option or Award of Shares to any Grantee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or to take any other action in connection with the issuance or delivery then to be made, the issuance or delivery shall be deferred until the withholding or deduction shall have been provided for by such Grantee or beneficiary, or other appropriate action shall have been taken.

         20. EXECUTION.

                  To record the adoption of the amended and restated Plan by the Board of Directors effective as of July 16, 2003, the Company has caused its authorized offer to execute the same.

                                                   US DATAWORKS, INC.





                                                   By   /S/ CHARLES E. RAMEY
                                                     -------------------------
                                                          Charles E. Ramey
                                                       Chief Executive Officer


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